Exhibit 99.2 Portland General Electric Earnings Conference call First quarter 2019

Cautionary statement Information Current as of April 26, 2019 Except as expressly noted, the information in this presentation is current as of April 26, 2019 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership presenting today Maria Pope President and CEO On today's call • Financial performance • Economic update • Transportation electrification • Capital planning update • Financial update Jim Lobdell Senior VP of Finance, CFO & Treasurer 3

First quarter 2019 earnings results Q1 2019 Q1 2018 Net Income (in $ millions) $73 $64 Diluted earnings per share (EPS) $0.82 $0.72 $0.82 $0.72 $1.53 - $1.68 $0.59 $0.55 $0.51 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 Diluted EPS: 2018 Diluted EPS: $2.35 - $2.50 $2.37 4

Economic update • Customer base increased 1.2% • Industrial energy deliveries increased 4.2% • Portland recently ranked as one of the top 10 places to live in the U.S.(1) • Unemployment of 3.9% in our service territory(2) • Ongoing new construction and industrial expansion(3) (1) U.S. News and World Report (2) State of Oregon Employment Department, Feb. 2019 (3) Rider Levett Bucknall Crane Index, North America, Jan. 2019 5

Transportation electrification • Launched the Electric Avenue Charging Network and opened our newest charging station • Partnered with our regional transit authority, TriMet, on a 100% wind-powered, all-electric bus route • Proposed plans for a grant fund to help electrify school buses, increase Electric Avenue chargers for residential customers • Participated in launching the West Coast Clean Transportation Corridor to explore electrifying shipping routes 6

First quarter 2019 earnings bridge $0.03 $0.03 $0.82 $0.07 $(0.02) $0.72 $(0.01) $2.10 (1) Q1 Revenues Weather Carty Production Other Q1 2018 and purchased Tax Credits 2019 power and fuel 7 (1) Revenues include retail revenues, wholesale revenues and other operating revenues

Current capital outlook Capital planning Investments include(1): • Increase for additional 800 investments in plant 700 upgrades 600 $600 $140 $15 • Updating, replacing 500 aging generation, $500 $500 $500 $500 400 transmission and 300 distribution equipment 200 • Strengthening the 100 power grid for earthquakes, 0 2019 2020 2021 2022 2023 cyberattacks and other potential threats Ongoing capital expenditures (in $ millions) • Adding 100 MW of Wheatridge capital expenditures (in $ millions) wind generation at Wheatridge Renewable Energy Facility 8 (1) Capital expenditures for 2019 through 2023 exclude AFDC

Liquidity and financing 2019 Total Liquidity (in $ millions) Ratings S&P Moody's Credit Facilities $ 500 Senior Secured A A1 Commercial Paper — Senior Unsecured BBB+ A3 Letters of Credit 137 Commercial Paper A-2 Prime-2 Cash 89 Outlook Positive Stable Available $ 726 Financings Q1 2019 Q2 2019 Q3 2019 Q4 2019 Issued $200 million First Mortgage Issuing up to $250 million Bonds Repaid $300 million 9